Offerings - Offering: 1	Jul. 30, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	112,988,070
Proposed Maximum Offering Price per Unit	11.465
Maximum Aggregate Offering Price	$ 1,295,408,222.55
Fee Rate	0.01381%
Amount of Registration Fee	$ 178,895.88
Offering Note	Represents 112,988,070 shares of common stock offered for resale by the selling security holders named in the prospectus. Estimated solely for the purpose of calculating the amount of the registration fee, based upon the average of the high and low prices reported for the registrant's common stock on July 24, 2026 ($11.465), in accordance with Rule 457(c) under the Securities Act of 1933, as amended.